1

PROXY

JEFFERIES GROUP, INC.

Proxy for the Special Meeting of Stockholders February 28, 2013

Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of common stock of JEFFERIES GROUP, INC., a Delaware corporation (the “Company”), hereby appoints Richard B. Handler and Brian P. Friedman, and each of them, attorneys of the undersigned, with power of substitution, to vote all shares of the common stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on Thursday, February 28, 2013, at 11:00 a.m. local time, and at any adjournment thereof, as directed on the reverse hereof, hereby revoking all prior proxies granted by the undersigned.

(Continued and to be signed on the reverse side)

COMMENTS:

14475

SPECIAL MEETING OF STOCKHOLDERS OF

JEFFERIES GROUP, INC.

February 28, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.jefferies.com/proxy

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

00030003030000000000 2	022813

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
1.

To adopt the Agreement and Plan of Merger, dated November 11, 2012 (as it may be amended from time to time, referred to as “first merger agreement”), by and among Jefferies Group, Inc. (“Jefferies”), JSP Holdings, Inc. (“New Jefferies”) and Jasper Merger Sub, Inc. (“Merger Sub One”) and to approve the transactions contemplated by the first merger agreement, including a merger of Merger Sub One with and into Jefferies.

	☐	☐	☐

2.

To approve on an advisory (non-binding) basis the compensation that may be paid or become payable to Jefferies’ named executive officers that is based on or otherwise related to the proposed transactions.

	☐	☐	☐

3.

To approve any adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the first merger agreement and approve the transactions contemplated by the first merger agreement at the time of the special meeting.

	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

JEFFERIES GROUP, INC.

February 28, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.jefferies.com/proxy
ê   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

00030003030000000000 2	022813

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.

To adopt the Agreement and Plan of Merger, dated November 11, 2012 (as it may be amended from time to time, referred to as “first merger agreement”), by and among Jefferies Group, Inc. (“Jefferies”), JSP Holdings, Inc. (“New Jefferies”) and Jasper Merger Sub, Inc. (“Merger Sub One”) and to approve the transactions contemplated by the first merger agreement, including a merger of Merger Sub One with and into Jefferies.

		☐	☐	☐

2.

To approve on an advisory (non-binding) basis the compensation that may be paid or become payable to Jefferies’ named executive officers that is based on or otherwise related to the proposed transactions.

		☐	☐	☐

3.

To approve any adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the first merger agreement and approve the transactions contemplated by the first merger agreement at the time of the special meeting.

		☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.